SIXTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                      CREDIT AGREEMENT, LIMITED CONSENT AND
                         AMENDMENT TO SECURITY AGREEMENT


                  This SIXTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment") is dated as of March 25, 2003 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002 and that certain Fifth Amendment to Debtor-in-Possession Credit Agreement dated as of December 18, 2002 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire to extend the termination date of the credit facilities under the Credit Agreement and to make certain other amendments to the Credit Agreement and the Security Agreement, subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT; LIMITED CONSENTS

         1.1  Provisions Relating to Defined Terms.

              A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Advance Limit", "Budget Period", "Designated Non-Material Asset Sales", "Minimum Cumulative Consolidated Operating Income Schedule", "Monthly Budget" and "Tranche A Letter of Credit Sublimit" in their entirety and inserting the following new definitions in the appropriate alphabetical order:

                  "Advance Limit" means, with respect to Tranche A Loans (other than Tranche A Loans made pursuant to subsection 3.3B) as of any date of determination, the total amount of the Tranche A Commitments then in effect.

                  "Budget Period" means (i) as of any date of determination prior to the Sixth Amendment Effective Date, the period from Petition Date through and including the Stated Maturity Date (determined as of such date of determination), and (ii) as of any date of determination on or after the Sixth Amendment Effective Date, the period from January 4, 2003 through and including the Stated Maturity Date (determined as of such date of determination).

                  "Designated Non-Material Asset Sales" means, collectively, the sales of the Subsidiaries, divisions or businesses of Company and its Subsidiaries (including the equity interests of certain Subsidiaries and their assets or of Company's or any of its Subsidiaries' interests in Projects) described on Annex A to the Third Amendment or Annex E to the Sixth Amendment.

                  "Minimum Cumulative Consolidated Operating Income Schedule" has the meaning assigned to that term in subsection 6.1(xxi); provided, however, that the Minimum Cumulative Consolidated Operating Income Schedule shall be deemed supplemented as of the Sixth Amendment Effective Date by the supplement thereto delivered to the Agents in accordance with Section 3.1 of the Sixth Amendment.

                  "Monthly Budget" means, (i) prior to the Sixth Amendment Effective Date, the consolidated cash flow projections delivered by Borrowers to Agents pursuant to subsection 4.1F for each month ending during the Budget Period, setting forth on a line-item basis monthly anticipated cash receipts and disbursements, provided that, upon approval by Agents or Requisite Lenders, as the case may be, of any monthly cash flow projections delivered pursuant to subsection 6.1(xix)(a) or pursuant to clause (iv) of the definition of "Final Borrowing Order", the Monthly Budget described in this clause (i) shall be deemed supplemented and/or restated with respect to the following month and each month thereafter in the Budget Period by the projections for each such month covered by such approved cash flow projections; and
         (ii) on and after the Sixth Amendment Effective Date, the consolidated cash flow projections attached hereto as Exhibit XVI, setting forth on a line-item basis monthly anticipated cash receipts and disbursements.

                  "Overhead Report" means, with respect to any month, a report prepared by Company in the form attached hereto as Exhibit XVII reflecting overhead expenses of Company and its Subsidiaries for such month.

                  "Sixth Amendment" means the Sixth Amendment to
         Debtor-in-Possession Credit Agreement, Limited Consent and Amendment to Security Agreement by and among Borrowers, Agents and Lenders, dated as of March 25, 2003.

                  "Sixth Amendment Effective Date" has the meaning assigned to that term in Section 3 of the Sixth Amendment.

                  "Tranche A Letter of Credit Sublimit" means (i) prior to the Sixth Amendment Effective Date, $14,200,000; (ii) on and after the Sixth Amendment Effective Date, $12,200,000; and (iii) at any time after the Sixth Amendment Effective Date, such greater amount as may be approved in writing by Agents and Requisite Class Lenders of the Class of Tranche A Lenders (which approval shall be at the sole discretion of such Agents and Lenders and shall be evidenced by an amendment to this Agreement in form reasonably satisfactory to Agents and such Lenders) from time to time upon a request from Borrowers to increase such amount; provided, however, that no such increase shall cause the Tranche A Letter of Credit Sublimit to exceed the total amount of the Tranche A Commitments minus the outstanding amount of Tranche A Loans (excluding Tranche A Loans made pursuant to subsection 3.3B).

              B. The definition of "Stated Maturity Date" in subsection 1.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following sentence:

         "On and as of the Sixth Amendment Effective Date, the Stated Maturity Date shall be deemed to have been extended to October 1, 2003 pursuant to the first proviso to the preceding sentence.".

         1.2 Provisions Relating to Tranche A Commitments and Tranche A Letter of Credit Sublimit.

              A. Subsection 2.1A(i) of the Credit Agreement is hereby further amended by adding (immediately prior to the ";" immediately preceding the last proviso to the second sentence thereof) the following new proviso:

         "; provided, further, however, that on the Sixth Amendment Effective Date, the aggregate amount of the Tranche A Commitments shall be further reduced by the amount necessary so that the aggregate amount of Tranche A Commitments on such date after giving effect to such reduction shall be $14,200,000, and the Tranche A Commitments of Lenders shall be ratably reduced to reflect such reduction in the aggregate amount of the Tranche A Commitments), with $2,000,000 of such reduction to be applied to the Tranche A Letter of Credit Sublimit then in effect, as set forth in clause (ii) of the definition of Tranche A Letter of Credit Sublimit".

              B. Subsection 2.4A(iv)(a) of the Credit Agreement is hereby further amended by deleting the reference to "Tranche A Letter of Credit Usage" contained in clause (2) thereof and substituting therefor "Tranche A Letter of Credit Sublimit (or the Tranche A Letter of Credit Usage, in the case of any Mandatory Payment from Net Asset Sale Proceeds the application of which under this subsection 2.4A(iv)(a) would cause the Tranche A Commitments to be less than the Tranche A Letter of Credit Sublimit)".

         1.3  Provisions Relating to Mandatory Prepayments.

              A. Subsection 2.4A(iii)(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

              "(a) Prepayments and Reductions From Net Asset Sale Proceeds and Ottawa Disposition Proceeds. No later than two days after the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale (other than any Approved Asset Sale to the extent the Net Asset Sale Proceeds from such Approved Asset Sale do not exceed $5,000,000) or any Ottawa Disposition Proceeds, Company shall make a Mandatory Payment in an aggregate amount equal to the amount of such Net Asset Sale Proceeds or Ottawa Disposition Proceeds, as the case may be.".

              B. Subsection 2.4A(iii)(h) of the Credit Agreement is hereby amended by inserting immediately prior to the reference to "Net
Insurance/Condemnation Proceeds" contained therein the phrase "Ottawa Disposition Proceeds,".

         1.4  Provisions Relating to Affirmative Covenants.

              A. Subsection 6.1 of the Credit Agreement is hereby amended by deleting clause (b) of subsection 6.1(i) in its entirety and substituting therefor the following:

         "(b) containing, in the case of reports delivered with respect to a month's end, (1) a Project-by-Project update on operational and legal developments which could reasonably be expected to be materially adverse in relation to such Project and (2) for each month's end commencing with March 31, 2003, an Overhead Report with respect to such month (with such Overhead Report for any month to be due on the 5th day of the second month following such month),".

              B. Subsection 6.1 of the Credit Agreement is hereby further amended by deleting clause (a) of subsection 6.1(xix) in its entirety and substituting therefor the following:

          "(a) a consolidated cash forecast for Company and its Subsidiaries, in form consistent with the Monthly Budget (with line items for projected cash receipts and cash expenditures corresponding to those in such Monthly Budget) then in effect and, solely with respect to periods prior to the Sixth Amendment Effective Date, in substance satisfactory to Agents (unless within 3 Business Days after receipt by Lenders of such cash forecast Requisite Lenders shall have notified Agents of their objection thereto, in which event any cash forecast submitted by Borrowers in lieu thereof shall be required to be satisfactory to Requisite Lenders), with monthly projections for the following month and each other month remaining in the Budget Period, together with an explanation of the material assumptions on which such projections are based, and".

         1.5  Provisions Relating to Negative Covenants.

              A. Subsection 7.6A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

              "A. Post Sixth Amendment Expenditures Covenants. After the Sixth Amendment Effective Date, Borrowers shall not, and shall not permit their respective Subsidiaries to:

                   (i) make cash expenditures in any month of a type which
              would be classified under any of the disbursement line items in the Monthly Budget (other than the line items labeled "Debt Service", "Reorganization Cost" and "Tax Obligations") if (a) such expenditures would cause cumulative expenditures for such month and the two preceding months which would be classified under all of such line items to exceed, in the aggregate, 110% of the aggregate of the correlative amounts for such line items set forth in the Monthly Budget for such three-month period, or (b) such expenditures would cause cumulative expenditures for the period from the commencement of the Budget Period through such month which would be classified under all of such line items to exceed, in the aggregate, the sum of (x) the aggregate of the correlative amounts for such line items set forth in the Monthly Budget for such month and each preceding month and (y) 5% of the aggregate of the correlative amounts for such line items set forth in the Monthly Budget for the entire Budget Period; or

                   (ii) make cash expenditures in any month of a type which
              would be classified under any of the line items labeled "WTE Non Cap Ex Disbursements Non-Filed Entities", "IPP Non Cap Ex Disbursements Non-Filed Entities" or under the line item labeled "Disbursements" under the heading "International Operations", if such expenditures would cause cumulative expenditures for the period from the commencement of the Budget Period through such month which would be classified under all of such line items to exceed, in the aggregate, the sum of (a) the correlative amounts for such line item set forth in the Monthly Budget for such month and each preceding month and (b) for months prior to July 2003, $6,000,000, and for July 2003 and thereafter, $9,000,000; or

                   (iii) make cash expenditures in any month of a type which
              would be classified under the line item labeled "Total Maintenance Cap Ex" (under the heading "Domestic Operations"), if such expenditures would cause cumulative expenditures for the period from the commencement of the Budget Period through such month which would be classified under such line item to exceed the sum of (a) the cumulative total amount for such line item set forth in the Monthly Budget for such month and each preceding month and (b) $4,000,000; or

                   (iv) make cash expenditures in any month of a type which
              would be classified under the line item labeled "Disbursements" (under the heading "Investment Cap Ex") if the aggregate amount of such expenditures made from the commencement of the Budget Period would exceed the cumulative total amount for such line item set forth in the Monthly Budget for such month and each preceding month; or

                   (v) make cash expenditures in any month of a type which
              would be classified under the line item labeled "Non-Core Operations" (under the heading "Non-Core") if the aggregate amount of such expenditures made from the commencement of the Budget Period would exceed $3,500,000; or

                   (vi) make cash expenditures on or after the Sixth Amendment
              Effective Date in connection with the Senators Hockey Club or the Senators Lease (other than payments otherwise permitted under this subsection 7.6 that would be classified under the line item labeled "Professional Fees", under the heading "Reorganization Costs"); or

                   (vii) make cash expenditures in the Budget Period of a type which would not be classified under any of the line items reflected in the Monthly Budget, notwithstanding any other more permissive provision of this Agreement.

              For purposes of this Agreement, whether or not a particular expenditure shall or would be classified under a particular line item of the Monthly Budget shall be determined in a manner consistent with Company's classification of expenditures of the same type as such expenditure in preparing the Monthly Budget (as defined in clause (ii) of the definition of "Monthly Budget").".

              B. Subsection 7.7(i) of the Credit Agreement is hereby further amended by (i) adding immediately after the "(i)" at the beginning thereof "(a)", and (ii) adding immediately after the ";" at the end thereof the following:

         "and (b) from time to time after the Sixth Amendment Effective Date, if Company determines in its reasonable judgment that such transactions are in the best interests of Borrowers and are not materially adverse to the interests of the Lenders, Company and its Subsidiaries may, so long as no Event of Default shall have occurred and be continuing, liquidate or dissolve any Foreign Subsidiary or other Person that is not incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia and is owned in part by Company or any of its Subsidiaries (any such Foreign Subsidiary or other Person being a "Foreign Owned Entity"), or sell or convey the Capital Stock of such Foreign Owned Entity to a Subsidiary of Company other than the Subsidiary owning such Foreign Owned Entity on the Sixth Amendment Effective Date, or consummate other restructuring or combination transactions with respect to Foreign Owned Entities, so long as in each case such transactions shall effectively reduce U.S. tax obligations on the income earned and/or repatriated by Foreign Owned Entities (any such transaction being referred to herein as a "Tax Restructuring"); and (c) from time to time after the Sixth Amendment Effective Date, if Company determines in its reasonable judgment that such transactions shall be effective to reduce its expenses, are in the best interests of Borrowers and are not materially adverse to the interests of the Lenders, Company and its Subsidiaries may dissolve any Subsidiary that holds substantially no assets (other than claims against, or Securities of, directly or indirectly wholly owned Subsidiaries), is engaged in substantially no operations and with respect to which Company shall have provided evidence satisfactory to Agents of the foregoing; provided, that in the case of any transaction described in clause (b) or (c), (1) no Capital Stock that is pledged as Collateral under the Collateral Documents shall cease to be so pledged other than as a result of the dissolution of the Person that issued such Capital Stock, or as a result of a merger of such Person (or a sale of all of the Capital Stock of such Person to a wholly owned Subsidiary of Company) where a percentage of the Capital Stock of the surviving Person (or acquiring Person, as the case may be) equal to the percentage of the Capital Stock of the disappearing Person (or acquired Person, as the case may be) pledged as Collateral under the Collateral Documents is pledged as Collateral under the Collateral Documents, (2) except as permitted under the preceding clause (1), no assets subject to the Lien granted under the Collateral Documents immediately prior to such transaction shall cease to be subject to the Lien granted under the Collateral Documents as a result of such transaction, (3) no such transaction shall result in dividends or distributions of any property or assets, or the issuance of any Capital Stock of any Person, to any Person other than a wholly owned Subsidiary of Company, (4) the structure and documentation for such transaction shall be provided in advance to Agents and their counsel and shall be satisfactory to them,
         (5) Company and its Subsidiaries shall not directly or indirectly incur, create, assume or become liable with respect to any additional Indebtedness, Contingent Obligations, funding obligations or other obligations to provide funds, credit or credit support in connection with or as a result of any such transaction (other than intercompany Indebtedness to Company or one or more wholly owned Subsidiaries of Company incurred as part of a Tax Restructuring and otherwise permitted under subsection 7.1), (6) Company and its Subsidiaries shall not directly or indirectly make any additional Investment in any Person in connection with or as a result of any such transaction, other than Investments resulting from the payment of costs and expenses described in clause (7) below and Investments consisting of Indebtedness or other Securities of wholly owned Subsidiaries issued or transferred to other wholly owned Subsidiaries as part of a Tax Restructuring, and (7) Company shall submit to Agents in connection with each such transaction an Officer's Certificate certifying (x) as to the conditions set forth in preceding clauses (1) through (3) and (5) through (6), (y) in the case of a transaction described in clause (b) above, that, in Company's opinion, such transaction shall effectively reduce U.S. tax obligations on the income earned and/or repatriated by Foreign Owned Entities, and
         (z) that all fees, costs and expenses of attorneys and advisors of Company and its Subsidiaries in connection with such transaction (which shall be set forth in a statement in reasonable detail attached to such Officer's Certificate) shall not exceed $50,000, and the aggregate amount of all such fees, costs and expenses for all such transactions (including but not limited to advisory fees and success fees) shall not exceed, in the aggregate, $250,000;".

              C. Subsection 7.7 of the Credit Agreement is hereby further amended by adding immediately after the end of the last sentence thereof the following new sentence:

         "Nothing in this subsection 7.7 shall (1) prohibit Borrowers and their Subsidiaries from rejecting, pursuant to Section 365 of the Bankruptcy Code, the lease agreement, service or operating agreement and steam and power supply agreements relating to the Tulsa waste-to-energy Project, so long as Borrowers (A) certify concurrently with such rejection that such action will not have a Material Adverse Effect and (B) obtain approval of such rejection from the Bankruptcy Court, and (2) the involuntary receivership and liquidation of Greenway Insurance Company of Vermont, a Vermont corporation.".

              D. Subsection 7.14A of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "Nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries from rejecting, pursuant to Section 365 of the Bankruptcy Code, the lease agreement, service or operating agreement and steam and power supply agreements relating to the Tulsa waste-to-energy Project, so long as Borrowers (a) certify concurrently with such rejection that such action will not have a Material Adverse Effect and (b) obtain approval of such rejection from the Bankruptcy Court.".

         1.6  Addition of Exhibits.

              The Credit Agreement is hereby further amended by adding thereto a new Exhibit XVI and a new Exhibit XVII in the forms attached hereto as Annex A and Annex B, respectively.

         1.7  Schedules to the Credit Agreement.

              Schedule 3.1A(i) to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Schedule 3.1A(i), in the form attached hereto as Annex C.

         1.8  Limited Consent.

              The undersigned Lenders hereby consent to extending the Stated Maturity Date to October 1, 2003, as requested by Company and as reflected in this Amendment. The consent set forth in this paragraph shall be limited precisely as written and is provided solely for the purpose of permitting the aforementioned extension of the Stated Maturity Date, and this consent does not constitute, nor should it be construed as, a consent to any other extension of the Stated Maturity Date in any other instance, or as a waiver of compliance by Borrowers with respect to any term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

         1.9  Limited Consent Re Prepetition Liens.

              The undersigned Lenders, in their respective capacities as Prepetition Lenders, hereby consent to the release, termination and extinguishment of, and authorize Prepetition Agent to release, terminate and extinguish (A) all liens granted under the Prepetition Credit Documents on (i) the Capital Stock of Island Power Corporation, (ii) the rights of Covanta Energy Group to subscribe for additional Capital Stock of Island Power Corporation and
(iii) obligations owed to Covanta Power International Holdings with respect to intercompany advances made by it to Island Power Corporation, in each case to the extent such Capital Stock, rights and obligations are sold in a Designated Non-Material Asset Sale, so long as such sale is permitted under the Credit Agreement, and (B) all liens granted under the Prepetition Credit Documents on the Capital Stock of any Foreign Owned Entity solely to the extent such Capital Stock is sold or cancelled in a Tax Restructuring permitted under subsection 7.7(i) and such release of Liens is necessary in order to secure the tax benefits sought in such Tax Restructuring. The consent and authorization set forth in this paragraph shall be limited precisely as written and is provided solely for the purpose of authorizing Prepetition Agent to release such liens, and this consent does not constitute, nor should it be construed as, either (x) a waiver of compliance by Prepetition Lenders with respect to any other term, provision or condition of the Prepetition Credit Agreement, the Intercreditor Agreement or any other instrument or agreement referred to therein, or (y) a release, termination or extinguishment of such liens, it being understood that such release, termination and extinguishment shall occur pursuant to a separate writing in each instance from Prepetition Agent.

         1.10 Ratification of Extension of Letters of Credit.

              The undersigned Lenders hereby ratify, confirm and approve all actions taken by Administrative Agent and Issuing Lenders to extend or permit the extension of the Tranche A Letters of Credit and Tranche B Letters of Credit described on Annex D attached hereto to the dates set forth on such Annex. The ratification, confirmation and approval set forth in this paragraph shall be limited precisely as written, and this ratification, confirmation and approval does not constitute, nor should it be construed as, a waiver of compliance by Borrowers or Lenders with respect to (i) subsection 3.1A(i) or 3.1A(ii) of the Credit Agreement except to the extent of the extensions expressly ratified, confirmed and approved in this paragraph, (ii) subsection 3.1A(i) or 3.1A(ii) of the Credit Agreement in any other instance, or (iii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

         SECTION 2. AMENDMENT TO THE SECURITY AGREEMENT

              Section 7(a) of the Security Agreement is hereby amended by deleting the phrase "keep the items of Equipment and Inventory owned by such Grantor having a value in excess of $500,000 at the places therefor specified on
Schedule 4(b)" and substituting therefor the phrase "keep the items of Equipment and Inventory owned by such Grantor having a value in excess of $500,000 at such Grantor's principal place(s) of business and at the places therefor specified on
Schedule 4(b)".

         SECTION 3. CONDITIONS TO EFFECTIVENESS

              Section 1 of this Amendment shall only become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Sixth Amendment Effective Date"):

         3.1 Operating Income Schedule Supplement. Agents shall have received a supplement to the Minimum Cumulative Consolidated Operating Income Schedule satisfactory in form and substance to Agents.

         3.2 Amendment Fee. Company shall have paid to Administrative Agent, for distribution to each Tranche A Lender that has executed and delivered a counterpart to this Amendment prior to 12:00 Noon (New York City time) on March 25, 2003, an amendment fee equal to 1.0% of such Lender's Tranche A Loan Exposure calculated giving effect to the reduction in Tranche A Commitments effected by this Amendment.

         3.3 Payment of Expenses. Borrowers shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 12:00 Noon (New York City time) on March 24, 2003.

         3.4 Financial Projections. Borrowers shall have delivered to Agents projected financial statements for Company and its Subsidiaries for the second and third Fiscal Quarters of 2003, such projected financial statements to (i) be prepared on a consolidated and consolidating basis in accordance with GAAP, (ii) be in form and substance reasonably satisfactory to Agents, and (iii) contain projections of cash flows for each such period and such other financial information and projections for such periods as Agents may reasonably request.

         3.5 Bankruptcy Court Approval. The Bankruptcy Court shall have approved this Amendment and the payment of the fees required hereunder pursuant to an order in form and substance satisfactory to Agents.

         SECTION 4. BORROWERS' REPRESENTATIONS AND WARRANTIES

              In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         4.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the Security
Agreement as amended by this Amendment (collectively, the "Amended Agreements").

         4.2 Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreements has been duly authorized by all necessary corporate action on the part of each Loan Party.

         4.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         4.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreements do not and will not require any Governmental
Authorization.

         4.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreements is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         4.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         4.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         4.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         SECTION 5. ACKNOWLEDGEMENT AND CONSENT

              Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment the Third Amendment, the Fourth Amendment and the Fifth Amendment are binding on each of the Borrowers.

         SECTION 6. MISCELLANEOUS

         6.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

              A. On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. On and after the Sixth Amendment Effective Date, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment.

              B. Except as specifically amended by this Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         6.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers
LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         6.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         6.4  Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof, the effectiveness of which shall be governed by Section 3) shall become effective upon the first date on which: (i) Borrowers, each Subsidiary Guarantor and Lenders constituting Supermajority Tranche A Lenders and Requisite Lenders shall have each executed a counterpart hereof, and (ii) Company, Administrative Agent and Documentation Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                                          COVANTA ENERGY CORPORATION



                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz
                                              Authorized Officer


                                          Each of the entities named on Schedule
                                          A annexed hereto, as Borrowers



                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz
                                              Authorized Officer


                                          Each of the entities named on Schedule
                                          B annexed hereto, as Borrowers



                                          By: /s/ Scott Mackin
                                              ----------------------------------
                                              Scott Mackin
                                              Authorized Officer

SUBSIDIARY GUARANTORS:

                                          Each of the entities named on Schedule
                                          C annexed hereto, as Subsidiary
                                          Guarantors



                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz
                                              Authorized Officer

                                          Each of the entities named on Schedule
                                          D annexed hereto, as Subsidiary
                                          Guarantors



                                          By: /s/ Scott Mackin
                                              ----------------------------------
                                              Scott Mackin
                                              Authorized Officer

AGENTS AND LENDERS:

                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent and
                                          Co-Arranger and as a Lender



                                          By: /s/ Michael R. Heredia
                                              ----------------------------------
                                              Michael R. Heredia
                                              Managing Director

                                          DEUTSCHE BANK AG, NEW YORK BRANCH,
                                          as Documentation Agent and Co-Arranger
                                          and as a Lender



                                          By: /s/ Keith C. Braun
                                              ----------------------------------
                                              Keith C. Braun
                                              Director


                                          By: /s/ Mark B. Cohen
                                              ----------------------------------
                                              Mark B. Cohen, Managing Director
                                              Head of Workout

                                          BAYERISCHE HYPO-UND VEREINSBANK AG,
                                          as a Lender



                                          By: /s/ Salvatore Esposito
                                              ----------------------------------
                                              Name:  Salvatore Esposito
                                              Title: Director


                                          By: /s/ John Sweeney
                                              ----------------------------------
                                              Name:  John Sweeney
                                              Title: Director

                                          COMMERZBANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES,
                                          as a Lender



                                          By: /s/ Robert J. Donohue
                                              ----------------------------------
                                              Name:  Robert J. Donohue
                                              Title: Senior Vice President


                                          By: /s/ Terrence P. Sweeney
                                              ----------------------------------
                                              Name:  Terrence P. Sweeney
                                              Title: Senior Vice President

                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                          as a Lender



                                          By: /s/ James B. Hallock
                                              ----------------------------------
                                              Name:  James B. Hallock
                                              Title: Vice President

                                          FLEET NATIONAL BANK



                                          By: /s/ Fred P. Lucy, II
                                              ----------------------------------
                                              Name:  Fred P. Lucy, II
                                              Title: Vice President

                                          HSBC BANK USA,
                                          as a Lender



                                          By: /s/ Carol A. Kraus
                                              ----------------------------------
                                              Name:  Carol A. Kraus
                                              Title: HSBC Bank USA
                                                     Vice President

                                          JPMORGAN CHASE BANK
                                          (formerly known as The Chase Manhattan
                                          Bank), as a Lender



                                          By: /s/ Michael Lancia
                                              ----------------------------------
                                              Name:  Michael Lancia
                                              Title: Vice President

                                          IIB BANK LTD, IFSC BRANCH
                                          as a Lender



                                          By: /s/ Brian Dunne
                                              ----------------------------------
                                              Name:  Brian Dunne
                                              Title:


                                          By: /s/ Niall Murray
                                              ----------------------------------
                                              Name:  Niall Murray
                                              Title: Authorized Signatory

                                          LANDESBANK HESSEN-THURINGEN
                                          GIROZENTRALE,
                                          as a Lender



                                          By: /s/ David A. Leech
                                              ----------------------------------
                                              Name:  David A. Leech
                                              Title: Vice President
                                                     Corporate Finance Division
                                                     Structured Finance Dept.


                                          By: /s/ Shan Chakraborty
                                              ----------------------------------
                                              Name:  Shan Chakraborty
                                              Title: Assistant Vice President
                                                     Corporate Finance Division
                                                     Structured Finance Dept.

                                          BANC OF AMERICA SECURITIES LLC,
                                          as Agent for BANK OF AMERICA, N.A.,
                                          as a Lender



                                          By: /s/ Gregory Ford
                                              ----------------------------------
                                              Name:  Gregory Ford
                                              Title: Managing Director

                                          SUNTRUST BANK,
                                          as a Lender



                                          By: /s/ George A. Ways
                                              ----------------------------------
                                              Name:  George A. Ways
                                              Title: Managing Director

                                          THE BANK OF NEW YORK
                                          as a Lender



                                          By: /s/ Peter W. Helt
                                              ----------------------------------
                                              Name:  Peter W. Helt
                                              Title: Vice President

                                          THE BANK OF NOVA SCOTIA,
                                          as a Lender



                                          By: /s/ Joseph J. Farricielli, Jr.
                                              ----------------------------------
                                              Name:  Joseph J. Farricielli, Jr.
                                              Title: Director

                                          SPECIAL SITUATIONS INVESTING GROUP,
                                          INC., as a Lender



                                          By: /s/ Michael Mansour
                                              ----------------------------------
                                              Name:  Michael Mansour
                                              Title: Authorized Signatory

                                          UBS AG, STAMPORD BRANCH
                                          as a Lender



                                          By: /s/ Kelly Smith
                                              ----------------------------------
                                              Name:  Kelly Smith
                                              Title: Director
                                                     Recovery Management


                                          By: /s/ Robert Reuter
                                              ----------------------------------
                                              Name: Robert Reuter
                                              Title: Executive Director

                                          WESTLB AG (formerly known as
                                          Westdeutsche Landesbank Girozentrale),
                                          NEW YORK BRANCH
                                          as a Lender



                                          By: /s/ Alan S. Bookspan
                                              ----------------------------------
                                              Name:  Alan S. Bookspan
                                              Title: Director


                                          By: /s/ Salvatore Battinelli
                                              ----------------------------------
                                              Name:  Salvatore Battinelli
                                              Title: Managing Director
                                                     Credit Department

                                          MERRILL LYNCH, PIERCE & SMITH
                                          INCORPORATED, as a Lender



                                          By: /s/ Kevin Lydon
                                              ----------------------------------
                                              Name:  Kevin Lydon
                                              Title: Managing Director

                                   Schedule A
                                 Other Borrowers

1.    AMOR 14 Corp.
2.    Covanta Acquisition, Inc.
3.    Covanta Alexandria/Arlington, Inc.
4.    Covanta Babylon, Inc.
5.    Covanta Bessemer, Inc.
6.    Covanta Bristol, Inc.
7.    Covanta Cunningham Environmental Support, Inc.
8.    Covanta Energy Americas, Inc.
9.    Covanta Energy Construction, Inc.
10.   Covanta Energy Resource Corp.
11.   Covanta Energy Sao Jeronimo, Inc.
12.   Covanta Energy Services, Inc.
13.   Covanta Energy West, Inc.
14.   Covanta Engineering Services, Inc.
15.   Covanta Fairfax, Inc.
16.   Covanta Financial Services, Inc.
17.   Covanta Geothermal Operations Holdings, Inc.
18.   Covanta Geothermal Operations, Inc.
19.   Covanta Heber Field Energy, Inc.
20.   Covanta Hennepin Energy Resource Co., L.P.
21.   Covanta Hillsborough, Inc.
22.   Covanta Honolulu Resource Recovery Venture
23.   Covanta Huntington Limited Partnership
24.   Covanta Huntington Resource Recovery One Corp.
25.   Covanta Huntington Resource Recovery Seven Corp.
26.   Covanta Huntington, Inc.
27.   Covanta Huntsville, Inc.
28.   Covanta Hydro Energy, Inc.
29.   Covanta Hydro Operations West, Inc.
30.   Covanta Hydro Operations, Inc.
31.   Covanta Imperial Power Services, Inc.
32.   Covanta Indianapolis, Inc.
33.   Covanta Kent, Inc.
34.   Covanta Key Largo, Inc.
35.   Covanta Lake, Inc.
36.   Covanta Lancaster, Inc.
37.   Covanta Lee, Inc.
38.   Covanta Long Island, Inc.
39.   Covanta Marion Land Corp.
40.   Covanta Marion, Inc.
41.   Covanta Mid-Conn., Inc.
42.   Covanta Montgomery, Inc.
43.   Covanta New Martinsville Hydro-Operations Corp.
44.   Covanta Northwest Puerto Rico, Inc.
45.   Covanta Oahu Waste Energy Recovery, Inc.
46.   Covanta Oil & Gas, Inc.
47.   Covanta Onondaga Five Corp.
48.   Covanta Onondaga Four Corp.
49.   Covanta Onondaga Limited Partnership
50.   Covanta Onondaga Operations, Inc.
51.   Covanta Onondaga Three Corp.
52.   Covanta Onondaga Two Corp.
53.   Covanta Onondaga, Inc.
54.   Ogden Services Corporation
55.   Covanta Operations of Union LLC
56.   Covanta OPW Associates, Inc.
57.   Covanta OPWH, Inc.
58.   Covanta Pasco, Inc.
59.   Covanta Plant Services of New Jersey, Inc.
60.   Covanta Power Development of Bolivia, Inc.
61.   Covanta Power Development, Inc.
62.   Covanta Power Equity Corp.
63.   Covanta Projects of Hawaii, Inc.
64.   Covanta Projects of Wallingford, LP
65.   Covanta RRS Holdings, Inc.
66.   Covanta Secure Services USA, Inc.
67.   Covanta Secure Services, Inc.
68.   Covanta SIGC Energy II, Inc.
69.   Covanta SIGC Energy, Inc.
70.   Covanta SIGC Geothermal Operations, Inc.
71.   Covanta Stanislaus, Inc.
72.   Covanta Systems, Inc.
73.   Covanta Tampa Bay, Inc.
74.   Covanta Tulsa, Inc.
75.   Covanta Union, Inc.
76.   Covanta Wallingford Associates, Inc.
77.   Covanta Warren Energy Resources Co., LP
78.   Covanta Waste Solutions, Inc.
79.   Covanta Waste to Energy of Italy, Inc.
80.   Covanta Waste to Energy, Inc.
81.   Covanta Water Holdings, Inc.
82.   Covanta Water Systems, Inc.
83.   Covanta Water Treatment Services, Inc.
84.   DSS Environmental, Inc.
85.   ERC Energy II, Inc.
86.   ERC Energy, Inc.
87.   Heber Field Company
88.   Heber Field Energy II, Inc.
89.   Heber Geothermal Company
90.   Heber Loan Partners
91.   J.R. Jacks Construction Corp.
92.   Ogden Constructors, Inc.
93.   Ogden Environmental & Energy Services Co., Inc.
94.   OPI Quezon, Inc.
95.   Second Imperial Geothermal Co., L.P.
96.   Three Mountain Operations, Inc.
97.   Three Mountain Power LLC

                                   Schedule B
                                 Other Borrowers

1.    Ogden Facility Management Corporation of Anaheim
2.    LaGuardia Fuel Facilities Corp.
3.    Lenzar Electro-Optics, Inc.
4.    Newark Automotive Fuel Facilities Corporation, Inc.
5.    Ogden Allied Abatement & Decontamination Service, Inc.
6.    Ogden Allied Maintenance Corp.
7.    Ogden Allied Payroll Services, Inc.
8.    Ogden Attractions, Inc.
9.    Ogden Aviation Distributing Corp.
10.   Ogden Aviation Fueling Company of Virginia, Inc.
11.   Ogden Aviation Service Company of Colorado, Inc.
12.   Ogden Aviation Service Company of New Jersey, Inc.
13.   Ogden Aviation Service Company of New York, Inc.
14.   Ogden Aviation Service Company of Pennsylvania, Inc.
15.   Ogden Aviation Service International Corporation
16.   Ogden Aviation, Inc.
17.   Ogden Cargo Spain, Inc.
18.   Ogden Central and South America, Inc.
19.   Ogden Facility Holdings, Inc.
20.   Ogden Film and Theatre, Inc.
21.   Ogden Firehole Entertainment Corp.
22.   Ogden International Europe, Inc.
23.   Ogden New York Services, Inc.
24.   Ogden Support Services, Inc.
25.   PA Aviation Fuel Holdings, Inc.
26.   Philadelphia Fuel Facilities Corporation

                                   Schedule C
                              Subsidiary Guarantors

1.    Covanta Energy Group, Inc.
2.    Covanta Energy International, Inc.
3.    Covanta Equity of Stanislaus, Inc.
4.    Covanta Haverhill Properties, Inc.
5.    Covanta Haverhill, Inc.
6.    Covanta Omega Lease, Inc.
7.    Covanta Power International Holdings, Inc.
8.    Covanta Projects, Inc.
9.    Haverhill Power, Inc.
10.   LMI, Inc. 11. Michigan Waste Energy, Inc.
12.   OFS Equity of Alexandria/Arlington, Inc.
13.   OFS Equity of Babylon, Inc.
14.   OFS Equity of Delaware, Inc.
15.   OFS Equity of Huntington, Inc.
16.   OFS Equity of Indianapolis, Inc.
17.   OFS Equity of Stanislaus, Inc.
18.   Ogden Management Services, Inc.
19.   Covanta Equity of Alexandria/Arlington, Inc.

                                   Schedule D
                              Subsidiary Guarantors

1.    Ogden Technology Services Corporation
2.    Ogden Transition Corporation

                                     ANNEX A

                                   EXHIBIT XVI

                                 MONTHLY BUDGET





                                  See attached.

                                     ANNEX B

                                  EXHIBIT XVII

                             FORM OF OVERHEAD REPORT





                                  See attached.

                                     ANNEX C

                                SCHEDULE 3.1A(I)

                     TRANCHE A LETTER OF CREDIT OBLIGATIONS



                                  See Attached.

                                Schedule 3.1A(i)

                           COVANTA ENERGY CORPORATION
                     Tranche A Letter of Credit Obligations
                              (amounts in millions)

I.  Additional L/C
    Requirements
                          Project        Business      Purpose           L/C Amount  Comments                                Tranche
                          Corporate      Corporate     Workers Comp      $2.600      Bonding required for workers' comp      A
                                                                                     going forward
                          Haripur        IPP-East      O&M/PPA Guarantee $0.6765     Requirement at discretion of project    A
                          (Bangladesh)                                               participants
                          Koma Kulshan   IPP-West      PPA Guarantee     $0.500      PPA L/C for the benefit of Puget Sound  A
                          Hennepin       WTE           Lease Reserve     $2.098      Annual step-up requirement
                          Hennepin       WTE           Lease Reserve     $2.098      Annual step-up requirement
                          Corporate      Corporate     Workers Comp      $3.000      Bonding required for workers' comp      A
                                                                                     going forward

II. Other L/Cs Required
                          Project        Business      Purpose           L/C Amount  Comments                                Tranche
                          See Comments   See Comments  See Comments      $1.2275     For bonding requirements and            A
                                                                                     performance collateral at energy
                                                                                     projects (such as additional
                                                                                     requirement at Quezon Project),
                                                                                     replacement of various bonds at
                                                                                     Projects, bonds for installation of
                                                                                     DSS equipment, bidding on additional
                                                                                     waste contracts, and similar
                                                                                     purposes. Up to $500,000 of the
                                                                                     foregoing L/C Amount may be utilized
                                                                                     for bonding required for workers'
                                                                                     comp going forward

                                     Annex D

                           Extended Letters of Credit

--------------------------------------------------------------------------------------------------------------------
                                                                                Original             Extended
   Project/Purpose        Type           Issuing Lender            Amount    Expiration Date      Expiration Date
--------------------------------------------------------------------------------------------------------------------
Hennepin                Standby         Bank of America          $2,098,000      04/01/03              9/30/03

(Step-Up)
--------------------------------------------------------------------------------------------------------------------
Workers Compensation    Standby         DKB                     $14,951,617      04/01/03             09/30/03
--------------------------------------------------------------------------------------------------------------------
Workers Compensation    Standby         DKB                      $7,520,423      04/01/03             09/30/03
--------------------------------------------------------------------------------------------------------------------
Hennepin                Standby         Commerzbank             $18,880,552      03/28/03             09/30/03
--------------------------------------------------------------------------------------------------------------------
Hennepin                Standby         Bank of America          $4,195,678      04/01/03             04/01/04

(Step-Up)
--------------------------------------------------------------------------------------------------------------------
Quezon DSR              Standby         Bank of America         $11,802,039      04/01/03             04/01/04
--------------------------------------------------------------------------------------------------------------------
Greenway                Standby         Chase                      $820,000      05/31/03             05/31/04
--------------------------------------------------------------------------------------------------------------------
LICA                    Standby         Bank of America            $300,000      04/01/03             04/01/04
--------------------------------------------------------------------------------------------------------------------
Detroit                 Standby         UBS                    $155,370,953      05/01/03             05/01/04
--------------------------------------------------------------------------------------------------------------------
Workers Compensation    Standby         First Union              $8,465,297      08/31/03              8/31/04
--------------------------------------------------------------------------------------------------------------------
Workers Compensation    Standby         Huntington               $7,500,093      05/31/03             05/31/04
--------------------------------------------------------------------------------------------------------------------
Fairfax                 Standby         SunTrust                   $900,000      06/01/03             06/01/04
--------------------------------------------------------------------------------------------------------------------

                                     ANNEX E

                 Additional Designated Non-Material Asset Sales


---------------------------------------------------------------------------------------------
                    ASSET                                       DESCRIPTION
---------------------------------------------------------------------------------------------
Ogden Entertainment Services (Asia Pacific)    Sale of shares in this entity held by Ogden
Pty. Ltd., which owns common and preferred     Transition Corporation.
shares of Ogden International Facilities
Corporation Pty. Ltd.

---------------------------------------------------------------------------------------------
Transair                                       Sale of Financiere Ogden and/or transfer of
                                               Ogden International Europe, Inc.'s rights
                                               under the "Return to Profitability" clause of
                                               the Debt Waiver Agreement dated December 31,
                                               1999 between Financiere Transair (currently
                                               known as Financiere Ogden) and Ogden Holdings
                                               B.V. (whose interests have now been assigned
                                               to Ogden International Europe, Inc.).

---------------------------------------------------------------------------------------------